Annual Fund Operating Expenses - Schwab Treasury Obligations Money Fund - Ultra Shares	Sep. 24, 2020
Operating Expenses:
Management Fees (as a percentage of Assets)	0.19%
Distribution and Service (12b-1) Fees	none
Other Expenses (as a percentage of Assets):	0.01%	[1]
Expenses (as a percentage of Assets)	0.20%
Fee Waiver or Reimbursement	(0.01%)
Net Expenses (as a percentage of Assets)	0.19%	[2]

[1]	“Other expenses” is an estimate based on the expenses the fund’s Ultra Shares expects to incur for its first full fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Ultra Shares to 0.19% for so long as the investment adviser serves as the adviser to the fund (contractual expense limitation agreement). This contractual expense limitation agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.